                                    EXHIBIT A

                         AMENDED JOINT FILING AGREEMENT

In accordance with Rule 13d-k(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $0.10 per share, of LNR Property Corporation, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 28th day of April 2004.

                                          MFA LIMITED PARTNERSHIP
                                          By: LMM Family Corp.
                                              its General Partner

                                          By: /s/ Stuart A. Miller
                                             -----------------------------------
                                             Name:   Stuart A. Miller
                                             Title:  President


                                          LMM FAMILY CORP.


                                          By: /s/ Stuart A. Miller
                                             -----------------------------------
                                             Name:   Stuart A. Miller
                                             Title:  President



                                          MARITAL TRUST I CREATED UNDER THE
                                          LEONARD MILLER AMENDED AND RESTATED
                                          REVOCABLE TRUST AGREEMENT DATED JUNE
                                          8, 2001


                                          By: /s/ Stuart A. Miller
                                             -----------------------------------
                                             Name:   Stuart A. Miller
                                             Title:  Trustee


                                          THE MILLER CHARITABLE FUND, L.P.
                                          By:   LMM Family Corp.
                                             its Sole General Partner

                                          By: /s/ Stuart A. Miller
                                             -----------------------------------
                                             Name:   Stuart A. Miller
                                             Title:  President

            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David W. Bernstein, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in any and all capacities any and all amendments to this Statement on Schedule 13D and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do all such other acts and execute all such other documents as they, or any of them, may deem necessary or desirable in connection with the foregoing, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                                          MFA LIMITED PARTNERSHIP
                                          By: LMM Family Corp.
                                              its General Partner

                                          By: /s/ Stuart A. Miller
                                             -----------------------------------
                                             Name:   Stuart A. Miller
                                             Title:  President


                                          LMM FAMILY CORP.


                                          By: /s/ Stuart A. Miller
                                             -----------------------------------
                                             Name:   Stuart A. Miller
                                             Title:  President



                                          MARITAL TRUST I CREATED UNDER THE
                                          LEONARD MILLER AMENDED AND RESTATED
                                          REVOCABLE TRUST AGREEMENT DATED JUNE
                                          8, 2001


                                          By: /s/ Stuart A. Miller
                                             -----------------------------------
                                             Name:   Stuart A. Miller
                                             Title:  Trustee


                                          THE MILLER CHARITABLE FUND, L.P.
                                          By: LMM Family Corp.
                                              its Sole General Partner

                                          By: /s/ Stuart A. Miller
                                             -----------------------------------
                                             Name:   Stuart A. Miller
                                             Title:  President


Dated: April 28, 2004